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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): August 15, 2002
                                                          ---------------


                         FIRST SOUTHERN BANCSHARES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      0-25478                  63-1133624
      --------                      ----------               ----------
(State or other Jurisdiction of     (Commission              (IRS Employer
incorporation or organization)      File Number)             Identification No.)


                 102 South Court Street, Florence, Alabama 35630
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (256) 764-7131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3, 4, 6, 8 AND 9.   NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.
            ------------

      On August 15, 2002, First Southern Bancshares, Inc. (the "Company") issued a press release announcing its second quarter earnings results. A copy of the Company's press release, dated August 15, 2002, reporting this event is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ---------------------------------------

      Exhibit 99.1   Press Release dated August 15, 2002.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST SOUTHERN BANCSHARES, INC.


Dated:  August 16, 2002             By: /s/ B. Jack Johnson
                                        -------------------------------------
                                        B. Jack Johnson
                                        President and Chief Executive Officer







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